UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 30, 2014

TRUEBLUE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction
of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington	98402
(Address of Principal Executive Offices)	(Zip Code)
(253) 383-9101
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed on June 30, 2014 by TrueBlue, Inc. (the “Company”) to include the financial information referred to in Item 9.01(a) and (b) below relating to the Company’s acquisition of Staffing Solutions Holdings, Inc., a Delaware corporation ("Seaton"), on June 30, 2014. The Company hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information and related exhibits.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Seaton as of and for the years ended December 29, 2013 and December 30, 2012 are filed as Exhibit 99.1 to this report and incorporated herein by reference.

The Unaudited Condensed Consolidated Balance Sheets of Seaton as of March 30, 2014 and December 29, 2013 and Unaudited Condensed Consolidated Statements of Operations and Comprehensive Loss and Cash Flows of Seaton for the thirteen weeks ended March 30, 2014 and March 31, 2013, and the notes thereto are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet as of March 28, 2014, Unaudited Pro Forma Condensed Combined Statement of Operations for the thirteen weeks ended March 28, 2014, and the Unaudited Pro Forma Condensed Combined Statement of Operations for year ended December 27, 2013, and the notes to the pro forma condensed combined financial statements thereto, are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP
99.1	Audited consolidated financial statements of Seaton as of and for the years ended December 29, 2013 and December 30, 2012.
99.2
Unaudited Condensed Consolidated Balance Sheets of Seaton as of March 30, 2014 and December 29, 2013 and Unaudited Condensed Consolidated Statements of Operations and Comprehensive Loss, and Cash Flows for the thirteen weeks ended March 30, 2014 and March 31, 2013, and the notes thereto.

99.3
Unaudited Pro Forma Condensed Combined Balance Sheet as of March 28, 2014, Unaudited Pro Forma Condensed Combined Statement of Operations for the thirteen weeks ended March 28, 2014, and the Unaudited Pro Forma Condensed Combined Statement of Operations for year ended December 27, 2013, and the notes thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date:	August 8, 2014	By:	/S/ DERREK L. GAFFORD
Derrek L. Gafford
Chief Financial Officer and Executive Vice President